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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                July 21, 1999
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              Date of Report (Date of earliest event reported)



                       FIRSTLINK COMMUNICATIONS, INC.
             --------------------------------------------------
           (Exact name of registrant as specified in its charter)

  OREGON                            01-14271                  93-1197477
---------------              -----------------------        -------------
(State or other             (Commission File Number)        (IRS Employer
jurisdiction                                                Identification
of incorporation)                                            No.)


                190 SW HARRISON, PORTLAND, OREGON         97201
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              (Address of principal executive offices)   (Zip Code)


                               (503) 306-4444
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            (Registrant's Telephone number, including area code)


                                     N/A
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      (Former name, former address, and former fiscal year if changed since last report)


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                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.    OTHER EVENTS

     On July 21, 1999, the Registrant signed a definitive Agreement and Plan of Merger and Reorganization (the "Agreement") with USOL Holdings, Inc. ("USOL"). USOL, which was formed for the express purpose of completing the transactions, acquired assets of two private entities and issued shares of common stock and preferred stock for a total of $40,825,000 concurrently with the execution of the Agreement. It also obtained a commitment letter from Bank Paribas for $35,000,000 in Senior Notes.

     Under the terms of the Agreement, USOL will merge into the Registrant. As part of the merger, the Registrant will issue 3,175,000 shares of common stock and 1,480,000 shares of preferred stock. Each share of preferred stock will be convertible into 12.5 shares of common stock.

     The completion of the merger is contingent upon the Registrant's receiving the approval of its shareholders, as well as certain other matters.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements
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           Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (b)   Pro Forma Financial Information
           -------------------------------

           Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (c)   Exhibits
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     Item  Title
     ----  -----

     1.1   Agreement and Plan of Merger and Reorganization dated July 21,
           1999.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRSTLINK COMMUNICATIONS, INC.
                                        (Registrant)

Date: August 9, 1999                    By : /s/ Jeffrey S. Sperber
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                                            Jeffrey S. Sperber,
                                            Chief Financial Officer